NEOS Nasdaq-100® Hedged Equity Income ETF

Ticker: NUSI

A series of NEOS ETF Trust

Supplement dated February 3, 2025, to the Prospectus and Summary Prospectus dated December 20, 2024

The Board of Trustees of NEOS ETF Trust (the "Trust") has approved a reverse split of the issued and outstanding shares of the NEOS Nasdaq-100® Hedged Equity Income ETF (the “Fund”) and changing the Fund’s ticker from NUSI to QQQH. After the close of trading on The Nasdaq Stock Market LLC (the exchange where the Fund shares trade) on February 20, 2025, the Fund’s ticker will change to QQQH and the Fund will affect a reverse split of its issued and outstanding shares as follows:

Reverse Split Ratio	Exchange	Approximate decrease in total number of shares outstanding
1-for-2	The Nasdaq Stock Market LLC	50%

Shares of the Fund will begin trading on The Nasdaq Stock Market LLC exchange on a split-adjusted basis on Friday, February 21, 2025. The Trust's transfer agent will notify the Depository Trust Company ("DTC") of the reverse split and instruct DTC to adjust each shareholder's investment accordingly. DTC is the registered owner of the Fund's shares and maintains a record of the Fund’s record owners.

As a result of the reverse split, every two shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of issued and outstanding shares of the Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value ("NAV") and next day's opening market price will increase by approximately 2 times for the Fund. The reverse split will not change the total value of a shareholder's investment, except with respect to the redemption of fractional shares as described below. The table below provides a simplified illustration of the effect of a hypothetical 1-for-2 reverse split (actual NAV, shares and total market value may vary):

1-for-2 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	50	$0.10	$5.00
Post-reverse split	25	$0.20	$5.00

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse split, a shareholder potentially could hold a fractional share of the Fund. However, fractional shares cannot trade on The Nasdaq Stock Market LLC. A shareholder's proportional fractional shares will be redeemed for cash and paid to the shareholder's brokerage account of record. However, depending on the policies of a shareholder's broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. Such redemption may have tax implications for those shareholders, and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder's fractional shares. Otherwise, the reverse split will not result in a taxable transaction for the Fund’s shareholders. No transaction fee will be imposed on shareholders for such redemption.

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This Supplement dated February 3, 2025, provides relevant information for all shareholders and should be retained for future reference. The Fund's Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (833) 833-1311.